UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers Variable Series Funds Inc

High Yield Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Variable Series Funds Inc

High Yield Bond Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Salomon Brothers Variable High Yield Bond Fund         I

After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market counties have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

On or about May 1, 2006, the Salomon Brothers Variable High Yield Bond Fund will be renamed Legg Mason Partners Variable High Yield Bond Portfolio.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the

II         Salomon Brothers Variable High Yield Bond Fund

transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the funds that Western Asset be appointed as the advisor or sub-advisor to the Funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

The Fund has been advised by the Manager, that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York, focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the fund to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates

Salomon Brothers Variable High Yield Bond Fund         III

have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Salomon Brothers Variable High Yield Bond Fund

Manager Overview

PETER J. WILBY, CFA Executive Vice President

Salomon Brothers Variable High Yield Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Index.i Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Federal Reserve Board (“Fed”)ii regarding inflation spooked investors. The steady stream of negative auto industry headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation and Ford Motor Company, causing spreads to widen dramatically within the auto industry and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford Motor Company and General Motors Corporation to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding those credit ratings, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new bond issuance calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2nd quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto industry, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005) to 4.25% at the December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion, largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         1

ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountiii. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldiv of the Citigroup High Yield Market Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.v However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds ratevii throughout 2005 and credit concerns from the Auto industry during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-pointviii increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries. Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial

2         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Update1

For the 12 months ended December 31, 2005, Class I shares of the Salomon Brothers Variable High Yield Bond Fund returned 3.81%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 2.08% for the same period. The Lipper Variable High Current Yield Funds Category Average2 increased 2.56% over the same time frame.

Performance Snapshot as of December 31, 2005 (unaudited)

	6 months	12 months
Variable High Yield Bond Fund — Class I Shares	2.26%	3.81%

Citigroup High Yield Market Index	1.25%	2.08%

Lipper Variable High Current Yield Funds Category Average	2.12%	2.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

The 30-Day SEC Yield for Class I and Class II were 7.25% and 6.97%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class I and Class II would have been 7.01% and 6.47%, respectively.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any at net asset value and the deduction of all Fund expenses. Class II shares returned 2.20% over the six months ended December 31, 2005. Class II shares returned 3.55% over the twelve months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 98 funds for the six-month period and among the 94 funds for the 12-month period in the Fund’s Lipper category.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Over the 12 months ending December 31, 2005, the Fund benefited from positive attribution on both a sector and security level in both the high yield and emerging markets debt allocations. Specifically, within high yield, the Fund benefited from its underweight

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 94 funds in the Fund’s Lipper category.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         3

exposure to automotive and airlines and strongly positive security selection in power, utilities and CCC-rated and below securities.

The Fund’s strategic exposure to emerging markets debt through the majority of the 12 months also contributed substantially to positive performance, as emerging markets debt outperformed all other broad fixed income asset classes during the year. Within the emerging markets debt portion of the portfolio, our underweight in Russia and strong issue selection in Argentina, Mexico and Turkey added to performance.

What were the leading detractors from performance?

A. Our underweight to telecommunications and negative security selection in autos detracted from Fund performance during the annual period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we added to our positions in the automotive, healthcare and cable & other media sectors and decreased our exposure to Power and retail. We also decreased our exposure to CCC-rated securities during the 12-month period in favor of higher quality debt.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President

February 2, 2006

4         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Corporate Bonds & Notes (80.0%), Sovereign Bonds (9.4%), Telecommunication Services (0.9%), Consumer Discretionary (0.6%) and Convertible Notes (0.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

iv	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[v]	Yields are subject to change and will fluctuate.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         5

Fund at a Glance (unaudited)

6         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	2.26%	$1,000.00	$1,022.60	1.00%	$5.10

Class II	2.20	1,000.00	1,022.00	1.25	6.37

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

Class II	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/05	3.81%	3.55%

Five Years Ended 12/31/05	10.07	N/A

Inception* through 12/31/05	7.22	7.46

Cumulative Total Return(1) (unaudited)
Class I (Inception* through 12/31/05)	70.72%

Class II (Inception* through 12/31/05)	14.20

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Class I shares of the

Salomon Brothers Variable High Yield Bond Fund vs.

Citigroup High Yield Market Index†

†	Hypothetical illustration of $10,000 invested in Class I shares on May 1, 1998 (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Indexes is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. Please note that an investor cannot invest directly in an Index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 80.0%
Aerospace & Defense — 2.0%
$275,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$290,125
200,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	192,250
360,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	380,700
150,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	148,500
	Sequa Corp., Senior Notes:
250,000	9.000% due 8/1/09	266,875
175,000	Series B, 8.875% due 4/1/08	183,312

	Total Aerospace & Defense	1,461,762

Airlines — 0.0%
24,716	Continental Airlines Inc., Pass-Through Certificates, Series 1998-IC, Series B, 6.541% due 9/15/08	23,491

Auto Components — 0.8%
175,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	152,250
125,000	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	135,000
50,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	54,875
189,000	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	205,537

	Total Auto Components	547,662

Automobiles — 2.8%
	Ford Motor Co.:
	Debentures:
50,000	6.625% due 10/1/28	32,500
75,000	8.900% due 1/15/32	55,312
1,775,000	Notes, 7.450% due 7/16/31	1,215,875
	General Motors Corp., Senior Debentures:
150,000	8.250% due 7/15/23	97,125
900,000	8.375% due 7/15/33	598,500

	Total Automobiles	1,999,312

Beverages — 0.3%
225,000	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	235,125

Building Products — 0.5%
125,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	121,250
100,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	97,000
175,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	156,188

	Total Building Products	374,438

Capital Markets — 0.3%
163,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	182,153

Chemicals — 4.5%
65,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	69,550
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	169,125

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Chemicals — 4.5% (continued)
$150,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	$149,250
200,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	221,000
150,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	157,875
100,000	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08	103,633
100,000	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	96,750
	Huntsman International LLC:
75,000	Senior Notes, 9.875% due 3/1/09	79,500
150,000	Senior Subordinated Notes, 10.125% due 7/1/09	155,625
50,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	57,688
150,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	160,500
175,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	196,656
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	83,813
160,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	173,400
275,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	289,437
225,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	219,094
175,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	171,937
250,000	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (a)	233,750
50,000	Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	50,875
125,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	132,813
	Rhodia SA:
	Senior Notes:
50,000	7.625% due 6/1/10	50,500
75,000	10.250% due 6/1/10	82,500
100,000	Senior Subordinated Notes, 8.875% due 6/1/11	103,000
49,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	52,675

	Total Chemicals	3,260,946

Commercial Services & Supplies — 1.9%
75,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	72,678
	Allied Waste North America Inc.:
	Senior Notes:
50,000	7.875% due 4/15/13	51,875
100,000	7.250% due 3/15/15	101,500
	Series B:
50,000	8.500% due 12/1/08	52,750
117,000	9.250% due 9/1/12	127,238
225,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	219,937
50,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	52,750
	Cenveo Corp.:
125,000	Senior Notes, 9.625% due 3/15/12	135,625
100,000	Senior Subordinated Notes, 7.875% due 12/1/13	97,000
250,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	248,750

See Notes to Financial Statements.

12         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Commercial Services & Supplies — 1.9% (continued)
$225,000	DIV Capital Corp./DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13	$235,125
125,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)	488

	Total Commercial Services & Supplies	1,395,716

Communications Equipment — 0.8%
700,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	603,750

Computers & Peripherals — 0.3%
125,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	131,875
75,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	78,000

	Total Computers & Peripherals	209,875

Containers & Packaging — 2.3%
150,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	162,000
	Graphic Packaging International Corp.:
100,000	Senior Notes, 8.500% due 8/15/11	100,750
225,000	Senior Subordinated Notes, 9.500% due 8/15/13	216,000
236,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	227,740
	Owens-Brockway Glass Container Inc.:
275,000	Senior Notes, 8.250% due 5/15/13	285,312
150,000	Senior Secured Notes, 7.750% due 5/15/11	157,313
	Pliant Corp.:
45,022	Senior Secured Notes, 11.625% due 6/15/09 (b)	47,948
55,000	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (b)	49,225
120,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	97,800
175,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	170,188
25,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	22,875
150,000	Tekni-Plex Inc., Senior Secured Notes, 8.750% due 11/15/13 (a)	132,750

	Total Containers & Packaging	1,669,901

Diversified Consumer Services — 0.1%
75,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	76,781

Diversified Financial Services — 5.7%
	Alamosa Delaware Inc.:
169,000	Senior Discount Notes, 12.000% due 7/31/09	185,689
100,000	Senior Notes, 11.000% due 7/31/10	113,250
175,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	157,063
125,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	120,625
775,000	Ford Motor Credit Co., Notes, 6.625% due 6/16/08	703,350
1,275,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	1,224,534
114,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	121,838
150,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	149,250
150,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	133,500
834,146	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)	858,493
275,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	293,562

	Total Diversified Financial Services	4,061,154

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 2.9%
	Insight Midwest LP/Insight Capital Inc., Senior Notes:
$25,000	9.750% due 10/1/09	$25,813
110,000	10.500% due 11/1/10	116,187
75,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(d)	76,594
125,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)	82,812
515,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	571,006
100,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	105,000
49,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	51,573
	Qwest Communications International Inc., Senior Notes:
30,000	7.500% due 2/15/14	30,975
100,000	Series B, 7.500% due 2/15/14 (a)	103,250
	Qwest Corp.:
	Debentures
50,000	7.500% due 6/15/23	49,938
720,000	6.875% due 9/15/33	680,400
175,000	Notes, 8.875% due 3/15/12	198,187

	Total Diversified Telecommunication Services	2,091,735

Electric Utilities — 2.7%
125,000	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (a)	141,563
	Edison Mission Energy, Senior Notes:
25,000	10.000% due 8/15/08	27,500
125,000	7.730% due 6/15/09	129,688
175,000	9.875% due 4/15/11	204,969
325,000	Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	297,375
	Mirant Americas Generation LLC, Senior Notes:
50,000	7.625% due 5/1/06 (b)	61,250
300,000	8.300% due 5/1/11 (b)	381,000
125,000	9.125% due 5/1/31 (b)	164,062
	Reliant Energy Inc., Senior Secured Notes:
150,000	9.250% due 7/15/10	150,750
275,000	9.500% due 7/15/13	277,062
100,000	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	108,750

	Total Electric Utilities	1,943,969

Electronic Equipment & Instruments — 0.4%
125,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06	120,625
	Muzak LLC/Muzak Finance Corp.:
125,000	Senior Notes, 10.000% due 2/15/09	109,687
50,000	Senior Subordinated Notes, 9.875% due 3/15/09	27,813

	Total Electronic Equipment & Instruments	258,125

Energy Equipment & Services — 1.0%
150,000	Atlas Pipeline Partners LP, Senior Notes, 8.125% due 12/15/15 (a)	152,062
44,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	45,540
50,000	Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)	50,125

See Notes to Financial Statements.

14         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Energy Equipment & Services — 1.0% (continued)
	Hanover Compressor Co.:
$150,000	Senior Notes, 8.625% due 12/15/10	$159,375
125,000	Subordinated Notes, zero coupon bond to yield 8.382% due 3/31/07	112,813
175,000	Targa Resources Inc., Senior Notes, 8.500% due 11/1/13 (a)	180,250

	Total Energy Equipment & Services	700,165

Exchange Traded — 0.2%
125,000	Texas Industries Inc., Senior Notes, 7.250% due 7/15/13 (a)	130,313

Food & Staples Retailing — 0.6%
250,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	230,000
	Rite Aid Corp.:
	Notes:
25,000	7.125% due 1/15/07	25,125
75,000	6.125% due 12/15/08 (a)	70,875
125,000	Senior Secured Second Lien Notes, 8.125% due 5/1/10	127,813

	Total Food & Staples Retailing	453,813

Food Products — 1.4%
75,000	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	81,469
46,590	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	49,881
	Doane Pet Care Co.:
25,000	Senior Notes, 10.750% due 3/1/10	27,313
125,000	Senior Subordinated Notes, 10.625% due 11/15/15 (a)	130,937
	Dole Food Co. Inc.:
100,000	Debentures, 8.750% due 7/15/13	103,500
200,000	Senior Notes, 7.250% due 6/15/10	195,000
75,000	Pilgrim’s Pride Corp., Senior Subordinated Notes, 9.250% due 11/15/13	80,437
225,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	215,437
50,000	Swift & Co., Senior Notes, 10.125% due 10/1/09	51,875
67,000	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	70,685

	Total Food Products	1,006,534

Health Care Equipment & Supplies — 0.1%
50,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	52,750

Health Care Providers & Services — 4.8%
150,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	159,750
175,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	171,281
285,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	289,987
	Extendicare Health Services Inc.:
75,000	Senior Notes, 9.500% due 7/1/10	79,969
175,000	Senior Subordinated Notes, 6.875% due 5/1/14	171,938
200,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	211,500
	HCA Inc.:
675,000	Debentures, 7.050% due 12/1/27	649,648
100,000	Notes, 6.375% due 1/15/15	101,583

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         15

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Health Care Providers & Services — 4.8% (continued)
$250,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$263,750
75,000	InSight Health Services Corp., Senior Subordinated Notes, 9.174% due 11/1/11 (a)(d)	72,938
175,000	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12	183,750
150,000	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	153,000
200,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	207,500
	Tenet Healthcare Corp., Senior Notes:
225,000	7.375% due 2/1/13	208,687
125,000	9.875% due 7/1/14	127,188
75,000	6.875% due 11/15/31	60,750
300,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	302,250

	Total Health Care Providers & Services	3,415,469

Hotels, Restaurants & Leisure — 9.8%
150,000	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	159,750
175,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	174,344
300,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	299,250
	Caesars Entertainment Inc.:
425,000	Senior Notes, 7.000% due 4/15/13	455,302
	Senior Subordinated Notes:
50,000	9.375% due 2/15/07	52,188
100,000	8.125% due 5/15/11	110,875
175,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	171,062
275,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.591% due 3/15/14	204,875
150,000	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	161,062
100,000	Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12	89,500
225,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/15	221,625
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	182,875
425,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	458,977
17,000	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	17,276
100,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (e)	84,250
150,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	149,250
225,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	220,500
200,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (a)	195,500
175,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	169,312
100,000	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	100,750
25,000	Loews Cineplex Entertainment Corp., Senior Subordinated Notes, 9.000% due 8/1/14	25,375
	MGM MIRAGE Inc.:
	Senior Notes:
25,000	6.750% due 9/1/12	25,469
100,000	6.625% due 7/15/15	100,250
	Senior Subordinated Notes:
125,000	9.750% due 6/1/07	132,344
175,000	8.375% due 2/1/11	188,125
150,000	Mirage Resorts Inc., Debentures, 7.250% due 8/1/17	153,375

See Notes to Financial Statements.

16         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 9.8% (continued)
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
$150,000	7.125% due 8/15/14	$154,313
125,000	6.875% due 2/15/15	126,563
225,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	222,187
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
75,000	8.250% due 3/15/12	77,906
100,000	8.750% due 10/1/13	107,000
150,000	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	139,875
200,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	200,000
225,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	227,531
	Six Flags Inc., Senior Notes:
50,000	9.750% due 4/15/13	49,313
75,000	9.625% due 6/1/14	73,313
550,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	609,125
375,000	Station Casinos Inc., Senior Subordinated Notes:, 6.875% due 3/1/16	385,312
150,000	Tunica-Biloxi Gaming Authority, Senior Notes, 9.000% due 11/15/15 (a)	150,750
200,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	207,000

	Total Hotels, Restaurants & Leisure	7,033,649

Household Durables — 0.7%
33,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	32,175
165,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	116,325
150,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	150,000
100,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	104,000
100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	103,500

	Total Household Durables	506,000

Household Products — 0.2%
125,000	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	109,688

Independent Power Producers & Energy Traders — 2.7%
	AES Corp., Senior Notes:
50,000	9.500% due 6/1/09	54,250
250,000	9.375% due 9/15/10	274,375
250,000	8.875% due 2/15/11	271,562
25,000	7.750% due 3/1/14	26,344
270,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(b)	222,750
150,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (b)	153,000
	Dynegy Holdings Inc.:
	Second Priority Senior Secured Notes:
150,000	9.875% due 7/15/10 (a)	165,188
75,000	10.125% due 7/15/13 (a)	85,125
	Senior Debentures:
225,000	7.125% due 5/15/18	201,375
250,000	7.625% due 10/15/26	223,750
226,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	253,120

	Total Independent Power Producers & Energy Traders	1,930,839

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         17

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Industrial Conglomerates — 0.3%
$225,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	$245,250

Internet Software & Services — 0.2%
170,000	FTD Inc., Senior Notes, 7.750% due 2/15/14	169,150

IT Services — 1.1%
	Iron Mountain Inc., Senior Subordinated Notes:
175,000	8.250% due 7/1/11	177,695
75,000	8.625% due 4/1/13	78,562
350,000	7.750% due 1/15/15	354,375
200,000	Unisys Corp., Senior Notes, 8.000% due 10/15/12	186,000

	Total IT Services	796,632

Machinery — 1.1%
75,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	80,625
175,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	174,125
300,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.858% due 4/15/14	227,250
50,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	53,500
	Terex Corp., Senior Subordinated Notes:
75,000	9.250% due 7/15/11	80,437
75,000	Series B, 10.375% due 4/1/11	79,875
	Wolverine Tube Inc., Senior Notes:
50,000	7.375% due 8/1/08 (a)	37,625
25,000	10.500% due 4/1/09	19,500

	Total Machinery	752,937

Media — 9.2%
150,000	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (a)	149,250
225,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (d)	228,375
175,000	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	180,687
200,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	205,250
175,000	CBD Media Holdings LLC, Senior Notes, 9.250% due 7/15/12	175,875
	CCH I Holdings LLC:
13,000	10.000% due 5/15/14 (a)	7,443
	Senior Accreting Notes:
72,000	9.920% due 4/1/14 (a)	41,400
450,000	step bond to yield 22.588% due 5/15/14 (a)	252,000
35,000	step bond to yield 23.364% due 1/15/15 (a)	16,713
338,771	CCH 1, LLC Senior Secured Notes, 11.000% due 10/1/15 (a)	286,261
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes, 8.750% due 11/15/13 (a)	119,687
450,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (a)	450,000
100,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	103,125

See Notes to Financial Statements.

18         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Media — 9.2% (continued)
	CSC Holdings Inc.:
$50,000	Senior Debentures, 7.625% due 7/15/18	$47,750
	Senior Notes:
125,000	7.000% due 4/15/12 (a)	118,750
100,000	Series B, 7.625% due 4/1/11	100,000
25,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 9.875% due 11/15/09	27,156
	Dex Media Inc., Discount Notes:
475,000	step bond to yield 8.554% due 11/15/13	380,000
73,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	81,395
49,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	52,920
450,000	6.375% due 6/15/15	442,125
	EchoStar DBS Corp., Senior Notes:
49,000	9.125% due 1/15/09	51,389
575,000	6.625% due 10/1/14	554,156
100,000	Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (d)	100,875
75,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.305% due 10/15/13	59,250
100,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	85,500
275,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	277,406
150,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	163,875
	Mediacom Broadband LLC/Mediacom Broadband Corp. Senior Notes:
125,000	8.500% due 10/15/15 (a)	116,406
80,000	11.000% due 7/15/13	86,400
100,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	98,125
65,000	Nexstar Finance Holdings LLC, Senior Discount Notes, step bond to yield 11.834% due 4/1/13	49,319
75,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	84,938
125,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	132,500
150,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	168,750
225,000	Salem Communications Holding Corp., Senior Subordinated Notes, Series B, 9.000% due 7/1/11	238,219
300,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	310,500
200,000	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	208,250
200,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (a)	199,750
	Yell Finance BV:
130,000	Senior Discount Notes, step bond to yield 10.888% due 8/1/11	134,225
23,000	Senior Notes, 10.750% due 8/1/11	24,955

	Total Media	6,610,950

Metals & Mining — 0.7%
150,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	164,625
50,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	51,296
325,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (a)	304,687

	Total Metals & Mining	520,608

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         19

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Multiline Retail — 0.2%
$100,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	$102,125
50,000	Saks Inc., Notes, 9.875% due 10/1/11	54,750

	Total Multiline Retail	156,875

Office Electronics — 0.6%
100,000	IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)	98,000
300,000	Xerox Capital Trust I, Exchange Capital Securities, 8.000% due 2/1/27	310,500

	Total Office Electronics	408,500

Oil, Gas & Consumable Fuels — 6.3%
	Chesapeake Energy Corp., Senior Notes:
275,000	7.500% due 6/15/14	292,875
50,000	7.000% due 8/15/14	52,000
375,000	6.250% due 1/15/18	369,375
50,000	6.875% due 11/15/20 (a)	50,875
215,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	234,350
	El Paso Corp.:
	Medium-Term Notes:
300,000	7.800% due 8/1/31	300,750
100,000	7.750% due 1/15/32	100,750
275,000	Notes, 7.875% due 6/15/12	284,625
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	255,000
225,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	246,937
100,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	97,375
275,000	Kerr-McGee Corp., Secured Notes, 6.875% due 9/15/11	295,213
	Massey Energy Co.:
150,000	Senior Notes, 6.625% due 11/15/10	153,187
50,000	Senior Notes, 6.875% due 12/15/13 (a)	50,688
175,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	178,281
125,000	Petronas Capital Ltd., 7.875% due 5/22/22 (a)	156,447
100,000	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	105,000
100,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	103,750
150,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	162,000
175,000	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	183,750
250,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (a)	251,875
	Williams Cos. Inc.:
	Notes:
125,000	7.875% due 9/1/21	135,938
325,000	8.750% due 3/15/32	378,625
75,000	Senior Notes, 7.625% due 7/15/19	80,813

	Total Oil, Gas & Consumable Fuels	4,520,479

Paper & Forest Products — 2.3%
	Abitibi-Consolidated Inc.:
200,000	Debentures, 8.850% due 8/1/30	172,000
100,000	Notes, 7.750% due 6/15/11	95,750

See Notes to Financial Statements.

20         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Paper & Forest Products — 2.3% (continued)
$40,000	Senior Notes, 8.375% due 4/1/15	$38,500
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	97,750
75,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	70,500
100,000	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	90,500
300,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	281,250
150,000	Bowater Inc., Notes, 6.500% due 6/15/13	135,000
	Buckeye Technologies Inc.:
25,000	Senior Notes, 8.500% due 10/1/13	25,125
	Senior Subordinated Notes:
65,000	9.250% due 9/15/08	65,325
150,000	8.000% due 10/15/10	143,250
125,000	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	120,000
50,000	Domtar Inc., Notes, 7.125% due 8/15/15	42,875
175,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	154,875
150,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	132,750

	Total Paper & Forest Products	1,665,450

Personal Products — 0.6%
	Del Laboratories Inc.:
50,000	Senior Secured Notes, 9.230% due 11/1/11 (a)(d)	51,000
150,000	Senior Subordinated Notes, 8.000% due 2/1/12	119,250
225,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	236,813

	Total Personal Products	407,063

Pharmaceuticals — 0.6%
290,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	286,375
175,000	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15 (a)	161,875

	Total Pharmaceuticals	448,250

Real Estate — 1.5%
250,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	275,000
	Host Marriott LP:
225,000	Senior Notes, Series O, 6.375% due 3/15/15	225,562
	Senior Notes:
300,000	7.125% due 11/1/13	313,500
50,000	Series I, 9.500% due 1/15/07	52,000
	MeriStar Hospitality Corp., Senior Notes:
50,000	9.000% due 1/15/08	51,938
175,000	9.125% due 1/15/11	191,625

	Total Real Estate	1,109,625

Semiconductors & Semiconductor Equipment — 0.5%
	Amkor Technology Inc.:
	Senior Notes:
225,000	9.250% due 2/15/08	219,375
50,000	7.125% due 3/15/11	44,250
125,000	Senior Subordinated Notes, 10.500% due 5/1/09	115,625

	Total Semiconductors & Semiconductor Equipment	379,250

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         21

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Specialty Retail — 1.2%
$250,000	CSK Auto Inc., Senior Notes, 7.000% due 1/15/14	$227,500
100,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	98,000
75,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	67,875
175,000	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	151,375
125,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	123,125
120,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	132,000
50,000	PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11	54,375

	Total Specialty Retail	854,250

Textiles, Apparel & Luxury Goods — 1.1%
	Levi Strauss & Co., Senior Notes:
50,000	9.280% due 4/1/12 (d)	50,625
235,000	12.250% due 12/15/12	263,200
150,000	9.750% due 1/15/15	156,750
125,000	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15	120,937
125,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	116,250
100,000	Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08	103,500

	Total Textiles, Apparel & Luxury Goods	811,262

Wireless Telecommunication Services — 2.7%
75,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	78,750
	Centennial Communications Corp., Senior Notes:
150,000	10.250% due 1/1/13 (a)(d)	151,125
75,000	10.125% due 6/15/13	81,938
150,000	Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., 8.125% due 2/1/14	153,000
125,000	Dobson Cellular Systems Inc, First Priority Senior Secured Notes, 8.375% due 11/1/11	133,281
75,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	86,437
	Nextel Communications Inc., Senior Notes:
700,000	Series D, 7.375% due 8/1/15	739,299
150,000	Series E, 6.875% due 10/31/13	156,613
200,000	Rogers Wireless Communications Inc., Secured Notes, step bond to yield 6.269% due 3/15/15	217,000
	SBA Communications Corp.:
82,000	Senior Discount Notes, step bond to yield 7.489% due 12/15/11	76,465
75,000	Senior Notes, 8.500% due 12/1/12	83,625

	Total Wireless Telecommunication Services	1,957,533

	TOTAL CORPORATE BONDS & NOTES (Cost — $57,811,980)	57,549,179

CONVERTIBLE NOTES — 0.1%
Wireless Telecommunication Services — 0.1%
50,000	American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $27,034)	49,813

See Notes to Financial Statements.

22         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
$123,463	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(c)(f) (Cost — $128,367)	$0

SOVEREIGN BONDS† — 9.4%
Argentina — 0.3%
	Republic of Argentina:
100,000	10.250% due 1/26/07 (b)	34,638
39,375	4.005% due 8/3/12	34,628
288,383ARS	5.830% due 12/31/33	103,994
50,000	9.750% due 11/26/49	15,394
50,000	Series MAY, Perpetual Bonds, 7.000% due 3/18/49	15,987
817,869ARS	Series PGDP, zero coupon, due 12/15/35	12,837

	Total Argentina	217,478

Brazil — 2.1%
	Federative Republic of Brazil:
85,000	12.250% due 3/6/30	123,037
635,000	Collective Action Securities, 8.000% due 1/15/18	685,641
627,070	DCB, Series L, 5.250% due 4/15/12	620,800
40,385	FLIRB, Series L, 5.188% due 4/15/09	40,284
41,180	NMB, Series L, 5.250% due 4/15/09	40,974

	Total Brazil	1,510,736

Bulgaria — 0.1%
80,000	Republic of Bulgaria, 8.250% due 1/15/15	96,800

Chile — 0.1%
80,000	Republic of Chile, 5.500% due 1/15/13	81,959

China — 0.1%
35,000	People’s Republic of China, Bonds, 4.750% due 10/29/13	34,490

Colombia — 0.5%
	Republic of Colombia:
75,000	10.500% due 7/9/10	88,612
115,000	10.750% due 1/15/13	143,175
15,000	11.750% due 2/25/20	20,813
70,000	10.375% due 1/28/33	92,575

	Total Colombia	345,175

Ecuador — 0.1%
90,000	Republic of Ecuador, step bond to yield 10.962% due 8/15/30	82,125

El Salvador — 0.1%
50,000	Republic of El Salvador, 7.750% due 1/24/23 (a)	54,500

Malaysia — 0.1%
50,000	Federation of Malaysia, 7.500% due 7/15/11	56,162

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         23

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Mexico — 1.9%
	United Mexican States:
$10,000	7.500% due 1/14/12	$11,175
60,000	11.375% due 9/15/16	88,500
25,000	Bonds, 8.300% due 8/15/31	32,188
450,000	Medium Term Notes, Series A, 8.000% due 9/24/22	556,312
	Series A, Notes:
360,000	6.375% due 1/16/13	383,400
183,000	5.875% due 1/15/14	189,862
80,000	6.625% due 3/3/15	87,800
25,000	Series XW, 10.375% due 2/17/09	28,838

	Total Mexico	1,378,075

Panama — 0.4%
	Republic of Panama:
155,000	9.375% due 4/1/29	195,494
75,000	8.125% due 4/28/34	84,000

	Total Panama	279,494

Peru — 0.5%
	Republic of Peru:
5,000	9.125% due 2/21/12	5,738
145,000	9.875% due 2/6/15	174,725
55,000	8.750% due 11/21/33	62,081
	Global Bonds:
30,000	8.375% due 5/3/16	33,075
100,000	7.350% due 7/21/25	98,875

	Total Peru	374,494

Philippines — 0.4%
	Republic of the Philippines:
25,000	8.250% due 1/15/14	26,656
125,000	9.375% due 1/18/17	143,438
60,000	10.625% due 3/16/25	76,350
50,000	9.500% due 2/2/30	58,875

	Total Philippines	305,319

Poland — 0.1%
70,000	Republic of Poland Notes, 5.250% due 1/15/14	71,337

Russia — 0.9%
	Russian Federation:
100,000	11.000% due 7/24/18	147,875
460,000	step bond to yield 8.343% due 3/31/30 (a)	519,800

	Total Russia	667,675

South Africa — 0.2%
	Republic of South Africa:
75,000	9.125% due 5/19/09	84,281
30,000	6.500% due 6/2/14	32,475

	Total South Africa	116,756

See Notes to Financial Statements.

24         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Turkey — 0.7%
	Republic of Turkey:
$75,000	7.250% due 3/15/15	$79,125
100,000	7.000% due 6/5/20	101,375
25,000	7.375% due 2/5/25	25,875
190,000	11.875% due 1/15/30	292,600

	Total Turkey	498,975

Ukraine — 0.1%
65,000	Republic of Ukraine, 7.650% due 6/11/13	70,363

Uruguay — 0.2%
125,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	127,656

Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
100,000	5.375% due 8/7/10	96,125
100,000	7.650% due 4/21/25	102,375
	Collective Action Securities
125,000	10.750% due 9/19/13	154,062
25,000	9.375% due 1/13/34	29,688

	Total Venezuela	382,250

	TOTAL SOVEREIGN BONDS (Cost — $6,128,213)	6,751,819

Shares
ESCROWED SHARES (f) — 0.0%
100,000	Breed Technologies Inc. (b)(c)*	0
125,000	Imperial Holly Co.*	0
75,000	Pillowtex Corp.*	0
52,961	Vlasic Foods International Inc. (b)(c)*	1,059

	TOTAL ESCROWED SHARES (Cost — $0)	1,059

COMMON STOCKS — 1.1%
CONSUMER DISCRETIONARY — 0.6%
Media — 0.6%
4,835	Liberty Global Inc., Class A Shares*	108,787
4,835	Liberty Global Inc., Series C Shares*	102,502
2,972	NTL Inc.*	202,334

	TOTAL CONSUMER DISCRETIONARY	413,623

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
4,310	Continental AFA Dispensing Co. (c)(f)*	23,705

MATERIALS — 0.0%
Chemicals — 0.0%
2,597	Applied Extrusion Technologies Inc., Class B Shares (c)(e)*	20,127

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         25

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.5%
Diversified Telecommunication Services — 0.2%
4,902	Telewest Global Inc.*	$116,766

Wireless Telecommunication Services — 0.3%
9,055	American Tower Corp., Class A Shares*	245,390

	TOTAL TELECOMMUNICATION SERVICES	362,156

	TOTAL COMMON STOCKS (Cost — $633,357)	819,611

PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Auto Components — 0.0%
6,000	Delphi Trust I, Cumulative Trust Preferred Securities, 8.250%	26,700

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
219	TCR Holdings Corp., Class B Shares (c)*	0
121	TCR Holdings Corp., Class C Shares (c)*	0
318	TCR Holdings Corp., Class D Shares (c)*	0
658	TCR Holdings Corp., Class E Shares (c)*	1

	TOTAL FINANCIALS	1

	TOTAL PREFERRED STOCKS (Cost — $159,678)	26,701

CONVERTIBLE PREFERRED STOCKS — 0.4%
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
213	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13 (Cost — $69,225)	292,103

Warrants
WARRANTS — 0.0%
40	American Tower Corp., Class A Shares, Expires 8/1/08 (a)*	15,310
114,832	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates), Expires 3/25/05 (c)(f)	1,414
504	Pillowtex Corp., Expires 11/24/09 (c)(f)*	1
1,000	United Mexican States, Series XW05, Expires 11/9/06*	3,450
1,000	United Mexican States, Series XW10, Expires 10/10/06*	4,250
1,000	United Mexican States, Series XW20, Expires 9/1/06*	6,700

	TOTAL WARRANTS (Cost — $10,852)	31,125

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $64,968,706)	65,521,410

See Notes to Financial Statements.

26         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 7.3%
Repurchase Agreements — 7.1%
$2,614,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $2,615,234; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market Value — $2,693,964)	$2,614,000
2,500,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $2,501,181; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $2,550,018)	2,500,000

	Total Repurchase Agreements (Cost — $5,114,000)	5,114,000

Shares
Securities Purchased from Securities Lending Collateral — 0.2%
130,765	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $130,765)	130,765

	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,244,765)	5,244,765

	TOTAL INVESTMENTS — 98.3% (Cost — $70,213,471#)	70,766,175
	Other Assets in Excess of Liabilities — 1.7%	1,203,475

	TOTAL NET ASSETS — 100.0%	$71,969,650

*	Non-income producing security.
†	Face amount denominated in U.S. dollars unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Security is currently in default.
(c)	Illiquid Security.
(d)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.
(e)	All or a portion of this security is on loan (See Notes 1 and 3).
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $70,277,165.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
FLIRB	— Front-Loaded Interest Reduction Bonds
NMB	— New Money Bond

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         27

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $70,213,471)	$70,766,175
Cash	59,432
Dividends and interest receivable	1,357,598
Receivable for Fund shares sold	183,640
Receivable for securities sold	24,273
Prepaid expenses	11,046

Total Assets	72,402,164

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	130,765
Payable for securities purchased	114,164
Payable for Fund shares repurchased	96,576
Management fee payable	24,788
Distribution fees payable	4,035
Directors’ fees payable	1,939
Accrued expenses	60,247

Total Liabilities	432,514

Total Net Assets	$71,969,650

NET ASSETS:
Par value (Note 7)	$7,585
Paid-in capital in excess of par value	71,486,617
Accumulated net realized loss on investments, swap contracts and foreign currencies	(77,211)
Net unrealized appreciation on investments and foreign currencies	552,659

Total Net Assets	$71,969,650

Shares Outstanding:
Class I	5,474,474

Class II	2,110,772

Net Asset Value:
Class I	$9.48

Class II	$9.50

See Notes to Financial Statements.

28         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$4,800,093
Income from securities lending	45,928
Dividends	11,559

Total Investment Income	4,857,580

EXPENSES:
Management fee (Note 2)	480,637
Custody fees	68,777
Shareholder reports (Note 5)	48,908
Distribution fees (Notes 2 and 5)	32,032
Audit and tax	30,234
Legal fees	27,587
Administration fees (Note 2)	22,727
Directors’ fees	13,014
Registration fees	1,153
Transfer agent fees (Note 5)	174
Insurance	113
Miscellaneous expenses	7,387

Total Expenses	732,743
Less: Management fee waiver and expense reimbursement (Note 2)	(71,505)

Net Expenses	661,238

Net Investment Income	4,196,342

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	1,191,520
Swap contracts	309
Foreign currencies	(2,585)

Net Realized Gain	1,189,244

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,912,655)
Foreign currencies	(45)

Change in Net Unrealized Appreciation/Depreciation	(2,912,700)

Net Loss on Investments, Swap Contracts and Foreign Currencies	(1,723,456)

Increase in Net Assets From Operations	$2,472,886

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         29

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$4,196,342	$3,284,077
Net realized gain	1,189,244	847,598
Change in net unrealized appreciation/depreciation	(2,912,700)	885,591

Increase in Net Assets From Operations	2,472,886	5,017,266

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(4,178,883)	(3,313,713)
Net realized gains	(1,205,202)	—

Decrease in Net Assets From Distributions to Shareholders	(5,384,085)	(3,313,713)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	23,570,394	19,245,870
Reinvestment of distributions	5,384,085	3,313,713
Cost of shares repurchased	(9,107,090)	(9,028,230)

Increase in Net Assets From Fund Share Transactions	19,847,389	13,531,353

Increase in Net Assets	16,936,190	15,234,906
NET ASSETS:
Beginning of year	55,033,460	39,798,554

End of year*	$71,969,650	$55,033,460

* Includes overdistributed net investment income of:	—	$(16,064)

See Notes to Financial Statements.

30         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares	2005(1)	2004(1)	2003	2002	2001
Net Asset Value, Beginning of Year	$9.88	$9.47	$8.11	$8.13	$8.39

Income (Loss) From Operations:
Net investment income	0.67	0.71	0.72	0.73	0.68
Net realized and unrealized gain (loss)	(0.29)	0.34	1.24	(0.14)	(0.25)

Total Income From Operations	0.38	1.05	1.96	0.59	0.43

Less Distributions From:
Net investment income	(0.61)	(0.64)	(0.60)	(0.61)	(0.69)
Net realized gains	(0.17)	—	—	—	—

Total Distributions	(0.78)	(0.64)	(0.60)	(0.61)	(0.69)

Net Asset Value, End of Year	$9.48	$9.88	$9.47	$8.11	$8.13

Total Return(2)	3.81%	11.09%	24.20%	7.31%	5.14%

Net Assets, End of Year (000s)	$51,913	$47,916	$39,799	$20,469	$13,728

Ratios to Average Net Assets:
Gross expenses	1.10%	1.14%	1.27%	1.52%	1.57%
Net expenses(3)(4)	1.00	1.00	1.00	1.00	1.00
Net investment income	6.72	7.28	7.86	8.97	9.13

Portfolio Turnover Rate	53%	51%	50%	99%	88%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The investment manager voluntarily waived a portion of its fees. Such waivers and/or expense reimbursements are voluntary and may be terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

See Notes to Financial Statements.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         31

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$9.90	$9.53

Income (Loss) From Operations:
Net investment income	0.65	0.54
Net realized and unrealized gain (loss)	(0.30)	0.44

Total Income From Operations	0.35	0.98

Less Distributions From:
Net investment income	(0.58)	(0.61)
Net realized gains	(0.17)	—

Total Distributions	(0.75)	(0.61)

Net Asset Value, End of Year	$9.50	$9.90

Total Return(3)	3.55%	10.29%

Net Assets, End of Year (000s)	$20,057	$7,117

Ratios to Average Net Assets:
Gross expenses	1.41%	1.67	%(4)
Net expenses(5)(6)	1.25	1.25	(4)
Net investment income	6.48	6.91	(4)

Portfolio Turnover Rate	53%	51%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period February 26, 2004 (inception date) to December 31, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and reimbursed expenses. Such waivers and/or expense reimbursements are voluntary and may be terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

See Notes to Financial Statements.

32         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Variable High Yield Bond Fund (the “Fund”), is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund received from

34         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund’s function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(g) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         35

Notes to Financial Statements (continued)

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital
(a)	$38	$(4,200)	$4,162
(b)	(1,433)	1,433	—

(a)	Reclassifications are primarily due to a taxable overdistribution in prior years and distributions paid in connection with the redemption of Fund shares.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, and book/tax differences in the treatment of credit default swap contracts.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (“SBAM”), and the Fund’s administrator, Smith Barney Fund Management LLC (“SBFM”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets and an Administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets.

36         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Effective October 1, 2005, under the new investment management contract the management fee is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

During the year ended December 31, 2005, the Fund’s Class I and Class II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively. During the year ended December 31, 2005, the Manager waived a portion of its management fee amounting to $63,817 and reimbursed expenses of $7,688.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,399,271

Sales	30,934,512

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,530,420
Gross unrealized depreciation	(2,041,410)

Net unrealized appreciation	$489,010

At December 31, 2005, the Fund loaned securities having a market value of $127,850. The Fund received cash collateral amounting to $130,765 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         37

Notes to Financial Statements (continued)

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Fund, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the Fund was $1,892. Since the line of credit was established, there have been no borrowings.

5.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were $32,032 for Class II shares.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class I	Class II
Transfer Agent Fees	$152	$22

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class I	Class II
Shareholder Reports Expenses	$33,776	$15,132

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class I	$3,060,081	$2,915,834
Class II	1,118,802	397,879	(1)

Total	$4,178,883	$3,313,713

Net Realized Gains
Class I	$872,431	—
Class II	332,771	—

Total	$1,205,202	—

(1)	For the period February 26, 2004 (inception date) to December 31, 2004.

7.	Capital Shares

At December 31, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

38         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,085,398	$10,813,016	1,270,805	$12,449,992
Shares issued on reinvestment	414,822	3,932,513	295,477	2,915,834
Shares repurchased	(873,186)	(8,752,619)	(922,442)	(8,989,986)

Net Increase	627,034	$5,992,910	643,840	$6,375,840

Class II
Shares sold	1,274,704	$12,757,378	682,381	$6,795,878
Shares issued on reinvestment	152,797	1,451,572	40,271	397,879
Shares repurchased	(35,415)	(354,471)	(3,966)	(38,244)

Net Increase	1,392,086	$13,854,479	718,686	$7,155,513

(1)	For the period February 26, 2004 (inception date) to December 31, 2004, for Class II shares.

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$4,485,349	$3,313,713
Net Long-term Capital Gains	898,736	—

Total Distributions Paid	$5,384,085	$3,313,713

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$(13,517)
Unrealized appreciation(b)	488,965

Total accumulated earnings — net	$475,448

During the taxable year ended December 31, 2005, the Fund utilized $39,179 of its capital loss carryover available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         39

Notes to Financial Statements (continued)

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved a new transfer agent contract for the Fund. No Citigroup affiliate are submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

40         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Variable Series Funds Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Variable High Yield Bond Fund, a series of Salomon Brothers Variable Series Funds Inc, as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

42         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Variable Series Funds Inc (the “Company”), including the Company’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Company’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreement with the Manager (the “Management Agreement”) with respect to the Salomon Brothers Variable High Yield Bond Fund (the “High Yield Bond Fund” or the “Fund”). This includes a variety of information about the Manager, including the advisory arrangements for the fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the High Yield Bond Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. The High Yield Bond Fund had a single management agreement that cover both investment advisory and administration services. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees.

Board Approval of Management Agreements

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 23, 2005 by Citigroup Inc. (“Citigroup”) that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc (“Legg Mason”). Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason and the Management Agreement would terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the High Yield Bond Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

the services rendered by the Manager, the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the High Yield Bond Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the High Yield Bond Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing High Yield Bond Fund’s performance against its benchmark and Lipper peers.

The information comparing the High Yield Bond Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance products (“VIPs”) classified as “high current yield funds” by Lipper, showed that the Fund’s performance for the 1, 3-5 year period presented was better than the median. Based on their review, which

44         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the High Yield Bond Fund was good over time.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to High Yield Bond Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the High Yield Bond Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing High Yield Bond Fund’s Contractual Management Fees and Actual Management Fees and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of High Yield Bond Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the High Yield Bond Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the High Yield Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 underlying VIPs (including the High Yield Bond Fund) classified as “high current yield funds” by Lipper, showed that while the High Yield Bond Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group, the Contractual Management Fee was higher than the median. The Board noted that the Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund was not yet large enough to realize the benefits of the new fee schedule. Breakpoints will help reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         45

Board Approval of Management Agreement (unaudited) (continued)

increase. The manager also offered to continue its voluntary fee waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the old and new contractual rates. The Board concluded that, under the circumstances, the expense ratio of the High Yield Bond Fund was acceptable in light of the quality of services the fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that High Yield Bond Fund’s Management Fees were reasonable in light of the nature, extent and quality of the services provided to the fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability of the Manager and its affiliates of their relationship with High Yield Bond Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the High Yield Bond Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as was proposed with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, with implementation of new breakpoint proposed by the Manager the Board concluded that the Manager’s sharing of current economies of scale with the High Yield Bond Fund was reasonable at the present time.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

46         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the ‘‘Transaction Agreement’’) with Legg Mason, under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the ‘‘Transaction’’). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s Management Agreement for each CAM-advised fund overseen by the Board (the ‘‘CAM funds’’) including the Fund (each, a ‘‘Current Management Agreement’’) in accordance with the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a ‘‘New Management Agreement’’) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation,

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         47

Board Approval of Management Agreement (unaudited) (continued)

strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

48         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of the Fund’s shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         49

Board Approval of Management Agreement (unaudited) (continued)

Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the ‘‘Subadviser’’) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

50         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments to the Fund’s fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         51

Board Approval of Management Agreement (unaudited) (continued)

impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (‘‘Lipper’’) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

52         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by calling 1-800-725-6666.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors LLC

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Asia Advisors LLC

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); President, Chairman and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; formerly Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM. Controller of certain mutual funds associated with CAM	N/A	N/A

54         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of CAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue, 9th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Director of CAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         55

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present);

Chief Compliance Officer with certain mutual funds associated with CAM (since 2006);

Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer		Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

56         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the investment manager or certain of its affiliates.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         57

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement; and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the election of Directors at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	5,389,773.225	44,803.135	551,356.467	0

Election of Directors1

Nominees:	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Carol L. Colman	61,665,089.858	2,883,870.750	0	0
Daniel P. Cronin	61,677,361.213	2,871,599.395	0	0
Leslie H. Gelb	61,652,040.684	2,896,919.924	0	0
William R. Hutchinson	61,666,229.294	2,882,731.314	0	0
Dr. Riordan Roett	61,668,913.919	2,880,046.689	0	0
Jeswald W. Salacuse	61,660,499.914	2,888,460.694	0	0
R. Jay Gerken	61,647,571.624	2,901,388.984	0	0

[1]	Directors are elected by the shareholders of all of the Funds in the series of the company including the Fund.

58         Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Record Date:	12/27/2005
Payable Date:	12/28/2005

Long-Term Capital Gain Dividend	$0.128473

Please retain this information for your records.

Salomon Brothers Variable High Yield Bond Fund 2005 Annual Report         59

Salomon Brothers Variable Series Funds Inc

High Yield Bond Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer

and Treasurer

Alan J. Blake

Executive Vice President

James E. Craige, CFA

Executive Vice President

Robert Feitler

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Patrick Hughes

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark. J. McAllister, CFA

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

OFFICERS (continued)

Peter J. Wilby, CFA

Executive Vice President

George J. Williamson

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable High Yield Bond Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2005 Legg Mason

Investor Services, LLC

Member NASD, SIPC

06-9673

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable High Yield Bond Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

Salomon Brothers Asset Management Inc.

399 Park Avenue New York, New York 10022

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,000 in 2004 and $155,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $26,285 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $25,200 in 2004 and $26,183 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Variable Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Variable Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Variable Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006